================================================================================
- --------------------------------------------------------------------------------


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              __________________


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 3, 1996


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                         0-21802                 34-1741211
(STATE OR OTHER JURISDICTION          (COMMISSION             (IRS EMPLOYER
  OF INCORPORATION)                    FILE NUMBER)         IDENTIFICATION NO.)


3450 W. CENTRAL AVENUE, SUITE 328
           TOLEDO, OHIO                                                43606
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374


- --------------------------------------------------------------------------------
================================================================================

ITEM 2.           ACQUISITION AND DISPOSITION OF ASSETS

       On May 3, 1996, N-Viro International Corporation agreed to an asset sale of its wholly owned subsidiary, BioCheck Laboratories, Inc. to Laboratory Resources, Inc., Toledo, Ohio. Under the terms of this sale, N-Viro International Corporation retains certain assets and leases laboratory equipment to Laboratory Resources, Inc. In turn, Laboratory Resources, Inc. agrees to perform specific quality control and alkaline admixture testing for N-Viro International Corporation and will operate under the tradename of Bio Check Labs.

       N-Viro International Corporation anticipates the completion of this sale within this fiscal quarter, ending June, 30, 1996. Laboratory Resources, Inc., is a company owned and managed by the former employees of BioCheck Laboratories, Inc.





                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    N-VIRO INTERNATIONAL CORPORATION





Dated: May 15, 1996                 By: /s/ John R. Kolpien
      --------------                   --------------------
                                          John R. Kolpien
                                          Chief Financial Officer